EX-32
SECTION 1350 CERTIFICATION OF JOHN FLEMING AND ARTHUR DE JOYA

                     SECTION 1350 CERTIFICATION

In connection with the quarterly report of GameZnFlix, Inc. ("Company") on Form 10-QSB for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 2, 2005                     By: /s/  John Fleming
                                       John Fleming, President


Dated: May 2, 2005                     By: /s/  Arthur de Joya
                                       Arthur de Joya,
                                       Chief Financial Officer